Exhibit 99.2

CION Investment Corporation Third Quarter 2026 Earnings Presentation

Disclosures and Forward - Looking Statements 2 The information contained in this earnings presentation should be viewed in conjunction with the earnings conference call of CION Investment Corporation (NYSE : CION) (“CION” or the “Company”) held on Thursday, November 5 , 2026 as well as the Company’s Quarterly Report on Form 10 - Q for the quarter ended September 30 , 2026 that was filed with the Securities and Exchange Commission (the “SEC”) on November 5 , 2026 . The information contained herein may not be used, reproduced or distributed to others, in whole or in part, for any other purpose without the prior written consent of the Company . This earnings presentation may contain forward - looking statements that involve substantial risks and uncertainties, including the impact of tariffs and trade disputes with other countries, changes in inflation, high interest rates and the risk of recession on the business, future operating results, access to capital and liquidity of the Company and its portfolio companies . You can identify these statements by the use of forward - looking terminology such as “may,” “will,” “should,” “expect,” “anticipate,” “project,” “target,” “estimate,” “intend,” “continue,” or “believe” or the negatives thereof or other variations thereon or comparable terminology, including references to assumptions, forecasts of future results, shareholder diversification, institutional research coverage and availability and access to capital . You should read statements that contain these words carefully because they discuss the Company’s plans, strategies, prospects and expectations concerning its business, operating results, financial condition and other similar matters . These statements represent the Company’s belief regarding future events that, by their nature, are uncertain and outside of the Company’s control, such as the price at which the Company’s shares of common stock and other securities will trade on the NYSE . Any forward - looking statement made by the Company in this earnings presentation speaks only as of the date on which the Company makes it . Factors or events that could cause the Company’s actual results to differ, possibly materially, from its expectations, include, but are not limited to, the risks, uncertainties and other factors the Company identifies in the sections entitled “Risk Factors” and “Forward - Looking Statements” in filings the Company makes with the SEC, and it is not possible for the Company to predict or identify all of them . The Company undertakes no obligation to update or revise publicly any forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law . This earnings presentation does not constitute a prospectus and should under no circumstances be understood as an offer to sell or the solicitation of an offer to buy the Company’s common stock or any other securities nor will there be any sale of common stock or any other securities referred to in this earnings presentation in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction . Nothing in these materials should be construed as a recommendation to invest in any securities that may be issued by the Company or as legal, accounting or tax advice . An investment in securities of the type described herein presents certain risks . The Company is managed by CION Investment Management, LLC, an affiliate of the Company . Nothing contained herein shall be relied upon as a promise or representation whether as to past or future performance . The information contained in this earnings presentation is summary information that is intended to be considered in the context of other public announcements that the Company may make, by press release or otherwise, from time to time . The Company undertakes no duty or obligation to publicly update or revise the information contained in this earnings presentation, except as required by law . These materials contain information about the Company, certain of its personnel and affiliates and its historical performance . You should not view information related to past performance of the Company as indicative of its future results, the achievement of which cannot be assured . Past performance does not guarantee future results, which may vary . The value of investments and the income derived from investments will fluctuate and can go down as well as up . A loss of principal may occur .

3 (1) The discussion of the investment portfolio excludes short term investments. Third Quarter and Other Highlights – Ended September 30, 2026 • Net investment income and earnings per share for the quarter ended September 30 , 2026 were $ 0 . 25 per share and $ ( 0 . 07 ) per share, respectively ; • Net asset value per share was $ 13 . 20 as of September 30 , 2026 compared to $ 13 . 57 as of June 30 , 2026 , a decrease of $ 0 . 37 per share, or 2 . 7% . The decrease was primarily due to realized losses on the restructure of certain investments, mark - to - market price decreases on certain investments, and distributions in excess of net investment income ; • As of September 30 , 2026 , the Company had $ 897 million of total principal amount of debt outstanding, of which 11 % was comprised of senior secured bank debt and 89 % was comprised of unsecured debt . The Company’s net debt - to - equity ratio was 1 . 30 x as of September 30 , 2026 compared to 1 . 52 x as of June 30 , 2026 ; • As of September 30 , 2026 , the Company had total investments at fair value of $ 1 . 47 billion in 79 portfolio companies across 23 industries . The investment portfolio was comprised of 71 . 6 % senior secured first lien investments ; 1 • During the quarter, the Company funded new investment commitments of $ 72 million, funded previously unfunded commitments of $ 11 million, and had sales and repayments totaling $ 256 million, resulting in a net decrease to the Company's funded portfolio of $ 173 million ; • As of September 30 , 2026 , investments on non - accrual status amounted to 1 . 63 % and 4 . 85 % of the total investment portfolio at fair value and amortized cost, respectively, up from 1 . 44 % and 4 . 41% , respectively, as of June 30 , 2026 ; • On July 15 and August 14 , 2026 , the Company issued an aggregate of $ 35 million of its 8 . 00 % unsecured notes due 2031 and on July 15 , 2026 , the Company issued an aggregate of $ 2 million of its 7 . 50 % unsecured notes due 2029 to certain institutional investors ; • On August 31 , 2026 , the Company repaid in full the $ 114 . 8 million in aggregate principal amount of its Series A Senior Unsecured Notes, which were, as a result, delisted from trading on the Tel Aviv Stock Exchange Ltd .; • During the quarter, the Company repaid in full the $ 200 million in aggregate principal amount of borrowings outstanding under its senior secured JPM Credit Facility, which was terminated ; • On September 17 , 2026 , the Company and certain institutional investors, or the SLFP Investors, launched Senior Loan Fund Partners, LLC, or SLFP, a joint venture that invests primarily in senior secured first lien loans to U . S . middle - market companies . SLFP was capitalized with $ 125 . 0 million of senior secured notes due 2033 issued to certain SLFP Investors and $ 59 . 7 million of LLC interests in SLFP, of which 80 % were issued to the Company as common LLC interests and 20 % were issued to certain SLFP Investors as preferred LLC interests ; and • In connection with the SLFP joint venture, on September 17 , 2026 , the Company and its wholly - owned financing subsidiaries sold 20 first lien loans with an aggregate par value of $ 180 . 3 million for $ 180 . 0 million . DISTRIBUTIONS • For the quarter ended September 30 , 2026 , the Company paid monthly base distributions totaling $ 14 . 8 million, or $ 0 . 30 per share ; and • On November 3, 2026, the Company's co - chief executive officers declared base distributions totaling $0.25 per share for the firs t quarter of 2027, which will be payable to shareholders in the amount of $0.08, $0.08 and $0.09 per share on January 29, February 26, and March 26, 2027, respectively, to shareholders of record a s o f January 15, February 12, and March 12, 2027, respectively.

4 Selected Financial Highlights (1) The discussion of the investment portfolio excludes short term investments. (2) Total debt outstanding excludes netting of debt issuance costs. Please refer to page 11 for debt net of issuance costs. Q3 2025 Q4 2025 Q1 2026 Q2 2026 Q3 2026 ($ in millions) $1,738 $1,697 $1,702 $1,645 $1,471 Investment portfolio, at fair value (1) $1,092 $1,140 $1,175 $1,175 $897 Total debt outstanding (2) $773 $708 $660 $668 $649 Net assets 1.41x 1.61x 1.78x 1.76x 1.38x Debt - to - equity 1.28x 1.44x 1.62x 1.52x 1.30x Net debt - to - equity $78.7 $53.8 $49.5 $49.8 $48.3 Total investment income $38.6 $18.3 $12.9 $14.2 $12.3 Net investment income $(2.7) $(59.4) $(35.9) $16.8 $(15.9) Net realized and unrealized (losses) gains $35.9 $(41.1) $(23.0) $31.0 $(3.6) Net (decrease) increase in net assets resulting from operations Per Share Data $14.86 $13.76 $13.11 $13.57 $13.20 Net asset value per share $0.74 $0.35 $0.25 $0.29 $0.25 Net investment income per share $(0.05) $(1.15) $(0.70) $0.33 $(0.32) Net realized and unrealized (losses) gains per share $0.69 $(0.80) $(0.45) $0.62 $(0.07) Earnings per share $0.36 $0.36 $0.30 $0.30 $0.30 Distributions declared per share

Investment Activity • New investment commitments for the quarter were $77 million, of which $72 million were funded and $5 million were unfunded. • New investment commitments were made across 11 existing portfolio companies. • Fundings of previously unfunded commitments for the quarter were $11 million. • Sales and repayments totaled $256 million for the quarter, which included the full exit of investments in 3 portfolio compani es. Note - The discussion of the investment portfolio excludes short term investments. Unfunded commitments are generally subject to borrowers meeting certain criteria such as compliance with covenants and certain operational metrics. These amounts may remain outstanding until the commitment period of an applicable loan expires, whi ch may be shorter than the loan’s maturity date. 5 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Q3 2026 ($ in millions) $73 $76 $69 $57 $77 New investment commitments $65 $66 $54 $54 $72 Funded $8 $10 $15 $3 $5 Unfunded $17 $12 $12 $13 $11 Fundings of previously unfunded commitments $(148) $(79) $(38) $(103) $(58) Repayments $(3) $0 $0 $(54) $(198) Sales $(69) $(1) $28 $(90) $(173) Net funded investment activity 91 89 89 82 79 Total Portfolio Companies

6 Portfolio Asset Composition * Less than 1%. The discussion of the investment portfolio is at fair value and excludes short term investments. 93% 79% 36% 97% 3% 81% 19% 0%* 1% 0% 0% 0%* 0%* 80% 0%* 19% 72% 28% 0% 79% 81% 1% 20% 19% 0% 92% 1% 0%* 0%* 8% 0% 20% 6% 1% 0%* 0% 64%

7 INTERNAL INVESTMENT RISK RATINGS (1) (% of Total Portfolio, Fair Value) Q3 2026 NON - ACCRUAL % (1) Higher Credit Quality Lower Credit Quality Credit Quality of Investments (1) The discussion of the investment portfolio excludes short term investments. Q3 2025 Q4 2025 Q1 2026 Q2 2026 Q3 2026 Rating 1.5% 8.2% 9.3% 11.7% 7.7% 1 85.7% 77.9% 75.7% 72.2% 72.6% 2 10.4% 11.5% 12.9% 14.1% 17.5% 3 2.1% 1.9% 1.6% 1.7% 1.9% 4 0.3% 0.5% 0.5% 0.3% 0.3% 5 100.0% 100.0% 100.0% 100.0% 100.0% Total

8 Market Price Implies $315 Million of Additional Credit Losses (1) Calculated using NAV per share and shares outstanding as of September 30 , 2026 , compared to the stock price of $ 6 . 80 as of October 28 , 2026 . (2) Reflects $ 314 . 9 million in implied credit losses, the difference between NAV as of September 30 , 2026 and current market - implied NAV . (3) Represents investments risk rated 3 , 4 and 5 at fair value ( $ 290 . 9 million as of September 30 , 2026 ) . (4) Represents the additional loss rate that would need to be applied to investments risk rated 2 .

PORTFOLIO BY SECURITY TYPE (4) PORTFOLIO BY INTEREST RATE TYPE (4) Portfolio Summary 9 (1) See endnote 4 in our press release filed with the SEC on November 5 , 2026 . (2) See endnote 5 in our press release filed with the SEC on November 5 , 2026 . (3) See endnote 6 in our press release filed with the SEC on November 5 , 2026 . (4) The discussion of the investment portfolio excludes short term investments . Portfolio Characteristics (as of September 30, 2026) (4) Investment Portfolio $1,518.1 million Total investments and unfunded commitments $46.8 million Unfunded commitments $1,471.3 million Investments at fair value 10.58 % Yield on debt and other income producing investments at amortized cost (1) 11.35 % Yield on performing loans at amortized cost (1) 8.27 % Yield on total investments at amortized cost Portfolio Companies 79 Number of portfolio companies 5.17x Weighted average leverage (net debt/EBITDA) (2) 1.82x Weighted average interest coverage (2) $39.5 million Median EBITDA (3) Industry Diversification (4) % of Investment Portfolio Industry 14.6 % Retail 13.7 % Services: Business 10.0 % Healthcare & Pharmaceuticals 9.4 % Energy: Electricity 8.1 % Media: Diversified & Production 44.2 % Other (≤ 6.4% each) 71.6% Senior Secured Debt Investments - Less than 1%

Quarterly Operating Results

All figures in thousands, except share and per share data	Q3 2026	Q2 2026	Q1 2026	Q4 2025	Q3 2025
Investment income					
Interest income[1]	$ 36,809	$ 43,382	$ 42,865	$ 43,992	$ 68,177
Dividend income	14,631	3,501	3,798	5,052	905
Fee income	(3,135)	2,910	2,874	4,748	9,629
Total investment income	**$ 48,305**	**$ 49,793**	**$ 49,537**	**$ 53,792**	**$ 78,711**
Expenses					
Management fees	$ 5,737	$ 6,040	$ 6,105	$ 6,422	$ 6,532
Interest and other debt expenses	23,852	23,836	24,413	22,253	22,652
Incentive fees	2,615	3,006	2,728	3,882	8,181
Other operating expenses	3,864	2,737	3,338	2,936	2,874
Total expenses before taxes	**$ 36,068**	**$ 35,619**	**$ 36,584**	**$ 35,493**	**$ 40,239**
Income tax (benefit) expense, including excise tax	(90)	4	89	—	(95)
Net investment income after taxes	**$ 12,327**	**$ 14,170**	**$ 12,864**	**$ 18,299**	**$ 38,567**
Net realized (loss) gain and unrealized (depreciation) appreciation on investments					
Net realized (loss) gain	$ (9,168)	$ (17,966)	$ 237	$ 118	$ (9,605)
Net change in unrealized (depreciation) appreciation	(6,709)	34,776	(36,132)	(59,537)	6,916
Net realized and unrealized (losses) gains	**$ (15,877)**	**$ 16,810**	**$ (35,895)**	**$ (59,419)**	**$ (2,689)**
Net (decrease) increase in net assets resulting from operations	**$ (3,550)**	**$ 30,980**	**$ (23,031)**	**$ (41,120)**	**$ 35,878**
Per share data					
Net investment income	$ 0.25	$ 0.29	$ 0.25	$ 0.35	$ 0.74
Net realized (loss) gain and unrealized (depreciation) appreciation on investments	$ (0.32)	$ 0.33	$ (0.70)	$ (1.15)	$ (0.05)
Earnings per share	$ (0.07)	$ 0.62	$ (0.45)	$ (0.80)	$ 0.69
Distributions declared per share	$ 0.30	$ 0.30	$ 0.30	$ 0.36	$ 0.36
Weighted average shares outstanding	49,202,704	49,660,843	50,803,697	51,616,723	52,065,707
Shares outstanding, end of period	49,202,704	49,202,704	50,301,813	51,417,866	51,973,518

CION INVESTMENTS

(1) Includes certain prepayment fees, exit fees, accelerated original issue discount and paid-in-kind interest income.

10

Quarterly Balance Sheet 11 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Q3 2026 All figures in thousands, except per share data and asset coverage ratio Assets $ 1,840,584 $ 1,812,990 $ 1,799,474 $ 1,800,093 $ 1,501,652 Investments, at fair value 3,931 8,159 9,248 7,664 20,563 Cash 31,192 27,979 33,062 34,571 29,923 Interest receivable on investments 5,218 3,699 227 1,590 984 Receivable due on investments sold 3,019 1,973 1,950 2,770 1,628 Prepaid expenses and other assets $ 1,883,944 $ 1,854,800 $ 1,843,961 $ 1,846,688 $ 1,554,750 Total Assets Liabilities & Net Assets $ 1,078,522 $ 1,125,580 $ 1,158,183 $ 1,159,941 $ 884,283 Financing arrangements (net of debt issuance costs) (1) 9,277 2,529 6,636 3,076 3,322 Payable for investments purchased 1,154 785 813 727 896 Accounts payable and accrued expenses 6,194 5,764 8,489 5,111 7,166 Interest payable 6,571 6,423 6,104 6,040 5,737 Accrued management fees 8,181 3,882 2,728 3,006 2,615 Accrued subordinated incentive fee on income 1,499 2,182 1,372 1,011 1,266 Accrued administrative services expense 40 27 — — — Share repurchase payable $ 1,111,438 $ 1,147,172 $ 1,184,325 $ 1,178,912 $ 905,285 Total Liabilities $ 772,506 $ 707,628 $ 659,636 $ 667,776 $ 649,465 Total Net Assets $ 1,883,944 $ 1,854,800 $ 1,843,961 $ 1,846,688 $ 1,554,750 Total Liabilities and Net Assets $ 14.86 $ 13.76 $ 13.11 $ 13.57 $ 13.20 Net Asset Value per share 1.71 1.62 1.56 1.57 1.72 Asset coverage ratio (2) (1) The Company had debt issuance costs of $ 12 , 717 as of September 30 , 2026 , $ 14 , 903 as of June 30 , 2026 , $ 16 , 661 as of March 31 , 2026 , $ 14 , 263 as of December 31 , 2025 and $ 13 , 822 as of September 30 , 2025 . (2) Asset coverage ratio is equal to (i) the sum of (a) net assets at the end of the period and (b) total senior securities outstanding at the end of the period (excluding unfunded commitments), divided by (ii) total senior securities outstanding at the end of the period .

12 Q3 2026 Net Asset Value Bridge Per Share Data

13 Maturity Date Interest Rate Principal Amount Outstanding Total Commitment Amount 12/30/2029 7.50% $173 $173 7.50% Public 2029 Notes (1) 12/15/2029 7.70% 125 125 7.70% 2029 Notes (1) 12/15/2027 7.41% 48 48 7.41% 2027 Notes (1) 2/13/2028 S + 2.75% 100 125 UBS Credit Facility 3/31/2031 7.50% 135 135 7.50% Public 2031 Notes (1) 11/8/2027 S + 4.75% 100 100 Floating Rate Unsecured Notes, Tranche A 2027 (1) 11/8/2027 S + 3.90% 100 100 Floating Rate Unsecured Notes Tranche B 2027 (1) 4/27/2027 S + 3.50% 50 50 2022 Unsecured Term Loan (1) 9/30/2027 S + 3.80% 30 30 2024 Unsecured Term Loan (1) 7/15/2031 8.00% 35 35 8.00% 2031 Notes 9/30/2029 7.50% 2 2 7.50% 2029 Notes 7.6% $897 $922 Total Debt Debt Summary DEBT MATURITIES ($ in millions) DEBT SCHEDULE ($ in millions) $25 million in available capacity within existing senior secured facility (1) Investment grade credit rating.

14 Distribution Per Share and Distribution Coverage 1 (1) Includes a supplemental distribution of $0.05 per share during Q4 2024. Q3 2026 Q2 2026 Q1 2026 Q4 2025 Q3 2025 Q2 2025 Q1 2025 Q4 2024 $0.25 $0.29 $0.25 $0.35 $0.74 $0.32 $0.36 $0.35 Net Investment Income (per share) $0.30 $0.30 $0.30 $0.36 $0.36 $0.36 $0.36 $0.41(1) Distribution (per share) 0.83x 0.97x 0.83x 0.97x 2.06x 0.89x 1.00x 0.85x Distribution coverage